                                                                    EXHIBIT 99.1

                                  PRESS RELEASE


The following is the text of a press release issued by Genesco Inc. on December 18, 2001.


  GENESCO CORRECTS PREVIOUSLY ANNOUNCED RESULTS AND REAFFIRMS EARNINGS GUIDANCE


Nashville, Tenn., December 18, 200l--Genesco Inc. (NYSE:GCO) announced that its Quarterly Report on Form 10-Q filed today reflects the correction of certain erroneous entries relating to the timing of certain shipments by its Johnston & Murphy wholesale operation in the Company's current fiscal year. The Company believes that the cumulative adjustments reflected in the report for the nine month period of the current fiscal year are not material, reducing net revenues by approximately $183,000 and reducing net earnings from continuing operations by approximately $35,000 as compared to the results reported in the earnings release dated November 27, 2001. The reductions do not affect the previously reported earnings per share. While the Company continues to review the impact of similar erroneous entries on the previously announced results for fiscal 2001, the Company believes the erroneous entries involve less than 1% of reported revenues and approximately $0.02 of earnings per diluted share for the fiscal year ended February 3, 2001. The Company does not believe any adjustments will be necessary for any fiscal year prior to fiscal 2001. The attached appendix contains information regarding the impact of these erroneous entries on previously reported periods.

The Company became aware of these timing issues after it released its results of operations for the third quarter. The Company began an inquiry into these timing issues upon receiving the response of an employee of its Johnston & Murphy division to the Company's annual requirement that employees certify compliance with written policies regarding ethical business conduct. The employee indicated that a number of wholesale shipments recorded as sales late in a fiscal quarter were actually shipped to customers early in the following quarter. The Company believes that the resulting violations of its corporate and accounting policies were caused by a small number of employees of its Johnston & Murphy division. The Company has implemented further measures designed to detect and prevent future similar violations.

Ben T. Harris, Chairman and Chief Executive Officer of Genesco, said, "We are dealing decisively with this situation and are confident that such conduct will not recur." Harris also reaffirmed the Company's most recent earnings guidance for fiscal 2002, stating, "While we are approaching the most important retailing weekend of the year, we have come through the holiday selling season thus far in line with our previously announced earnings expectations."

Genesco, based in Nashville, sells footwear and accessories in more than 875 retail stores in the U.S., principally under the names Journeys, Journeys Kidz, Johnston & Murphy, Jarman and Underground Station, and on internet websites www.journeys.com and www.johnstonmurphy.com. The Company also sells footwear at wholesale under its Johnston & Murphy brand and under the licensed Dockers brand.

              Cautionary Note Regarding Forward-Looking Statements

This release and the attached appendix contain forward-looking statements (all statements other than those made solely with respect to historical fact) and other expressions of management's belief or opinion which reflect its current understanding or belief with respect to such matters. Actual results could differ materially and adversely from such statements due to known and unknown factors, including the results of the Company's ongoing internal inquiry, uncertainties associated with potential regulatory or other actions and the application of certain accounting principles, lower than expected consumer demand for the Company's products, which could be caused by further weakening in the overall economy or adverse consumer reaction to developments in the current anti-terrorist campaign or by changes in fashions or tastes that the Company fails to anticipate or respond appropriately to, as well as other factors detailed in the Company's filings with the Securities and Exchange Commission from time to time. Forward-looking statements reflect the expectations of the Company at the time they are made and investors should not place undue reliance on them. The Company undertakes no obligation to update any such forward-looking or other statement.

                                  GENESCO INC.
                   Quarterly Financial Information (Unaudited)
                     In Thousands, except per share amounts


                                                                                  FISCAL 2002
                                       ---------------------------------------------------------------------------------------------
                                      As Reported          Adjusted   As Reported        Adjusted   As Reported*         Adjusted
                                       Three Months      Three Months Three Months     Three Months Three Months       Three Months
                                         Ended               Ended       Ended             Ended       Ended              Ended
                                         May 5,    Adjust-   May 5,   August 4,  Adjust-  August 4,  November 3, Adjust- November 3,
                                         2001       ments     2001      2001      ments     2001       2001       ments     2001
                                       ----------------------------------------  ---------------------------------------------------
Net sales                               $171,918   $2,558   $174,476  $166,543  $(1,214)  $165,329   $185,955   $1,314   $187,269
Gross margin                              82,097      832     82,929    78,365     (364)    78,001     86,018      399     86,417
Pretax earnings                           13,350      652     14,002     9,878     (340)     9,538     12,924      373     13,297
Earnings before discontinued operations    8,338      415      8,753     6,183     (213)     5,970      8,026      233      8,259
Net earnings                               8,338      415      8,753     6,183     (213)     5,970      7,318      233      7,551

Diluted earnings per common share:
   Before discontinued operations       $   0.34   $ 0.01   $   0.35  $   0.26  $ (0.01)  $   0.25   $   0.33   $ 0.01   $   0.34
   Net earnings                         $   0.34   $ 0.01   $   0.35  $   0.26  $ (0.01)  $   0.25   $   0.30   $ 0.01   $   0.31


                                           As Reported*                   Adjusted
                                          Nine Months                   Nine Months
                                              Ended                        Ended
                                            November 3,    Adjust-       November 3,
                                               2001          ments         2001
                                          -------------------------------------------
Net sales                                    $524,416      $2,658      $527,074
Gross margin                                  246,480         867       247,347
Pretax earnings                                36,152         685        36,837
Earnings before discontinued operations        22,547         435        22,982
Net earnings                                   21,839         435        22,274

Diluted earnings per common share:
   Before discontinued operations            $   0.92      $ 0.02      $   0.94
   Net earnings                              $   0.90      $ 0.01      $   0.91



                                                                           FISCAL 2001
                                    -----------------------------------------------------------------------------------------------
                                        As Reported                        Adjusted       As Reported                     Adjusted
                                        Three Months                     Three Months    Three Months                  Three Months
                                           Ended                            Ended           Ended                          Ended
                                         April 29,         Adjust-        April 29,        July 29,          Adjust-     July 29,
                                           2000             ments           2000             2000             ments        2000
                                    ---------------------------------------------- ------------------------------------------------
Net sales                                 $146,644        $(1,293)        $145,351        $ 143,243         $(1,461)     $141,782
Gross margin                                68,306           (327)          67,979           68,966            (664)       68,302
Pretax earnings                             10,190           (284)           9,906            9,041            (638)        8,403
Earnings before discontinued
  operations                                 6,193           (173)           6,020            5,531            (391)        5,140
Net earnings                                 5,961           (173)           5,788            2,562            (391)        2,171

Diluted earnings per common share:
   Before discontinued operations         $   0.26                        $   0.26        $    0.24         $ (0.02)     $   0.22
   Net earnings                           $   0.25                        $   0.25        $    0.13         $ (0.02)     $   0.11



                                                           FISCAL 2001
                                           --------------------------------------------
                                             As Reported                    Adjusted
                                            Three Months                  Three Months
                                                Ended                         Ended
                                             October 28,     Adjust-      October 28,
                                                2000          ments           2000
                                           --------------------------------------------
Net sales                                    $176,086        $2,171        $178,257
Gross margin                                   82,662           751          83,413
Pretax earnings                                14,340           694          15,034
Earnings before discontinued
  operations                                    8,785           424           9,209
Net earnings                                    8,785           424           9,209

Diluted earnings per common share:
   Before discontinued operations            $   0.36        $ 0.01        $   0.37
   Net earnings                              $   0.36        $ 0.01        $   0.37


                                               As Reported                  Adjusted        As Reported                 Adjusted
                                               Three Months                Three Months    Twelve Months              Twelve Months
                                                 Ended                        Ended            Ended                     Ended
                                               February 3,   Adjust-       February 3,      February 3,      Adjust-   February 3,
                                                 2001         ments           2001             2001          ments         2001
                                               -----------------------------------------------------------------------------------
Net sales                                      $214,193     $(2,258)        $211,935        $680,166        $(2,841)     $677,325
Gross margin                                    102,579        (687)         101,892         322,513           (927)      321,586
Pretax earnings                                  19,416        (513)          18,903          52,987           (741)       52,246
Earnings before discontinued operations          12,322        (330)          11,992          32,831           (470)       32,361
Net earnings                                     12,290        (330)          11,960          29,598           (470)       29,128

Diluted earnings per common share:
   Before discontinued operations              $   0.49     $ (0.01)        $   0.48        $   1.35        $ (0.02)     $   1.33
   Net earnings                                $   0.49     $ (0.02)        $   0.47        $   1.23        $ (0.02)     $   1.21

*As reported in the Company's press release dated November 27, 2001
